UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2015

Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
Post Holdings, Inc. (the “Company” or “Post”) is filing this Current Report on Form 8-K in order to recast certain segment information for all periods presented in the consolidated financial statements and related notes, and management’s discussion and analysis of financial condition and results of operations for the period ended September 30, 2014, which appear in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on November 28, 2014 (the “Original Filing”).
As previously reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2014 filed with the SEC on February 6, 2015, effective October 1, 2014, the Company reorganized its business units and realigned its reportable segments.
For the year ended September 30, 2014, Post operated in the following reportable business segments:

•	Post Foods: including the Post branded ready-to-eat (“RTE”) cereal business;

•	Michael Foods: including egg, potato, cheese and other dairy products;

•	Active Nutrition: including high protein shakes, bars, powders and nutritional supplements;

•	Private Brands: including dry pasta, peanut butter and other nut butters, dried fruits and baking and snacking nuts; and

•	Attune Foods: including premium natural and organic cereals and snacks.
In connection with the reorganization of our business units, effective as of October 1, 2014, the reportable segments were changed to three reportable segments as follows:

•	Consumer Brands: including the Post branded RTE cereal business, the legacy Active Nutrition businesses and the PowerBar and Musashi branded products;

•	Michael Foods Group: including the Michael Foods legacy businesses and the dry pasta business; and

•	Private Label: including the peanut butter and other nut butters, dried fruits and baking and snacking nuts businesses and the legacy Attune Foods businesses.
This Form 8-K recasts Part I, Item 1 (Business), Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) and Part II, Item 8 (Financial Statements and Supplementary Data), including Notes 1 (Background), 5 (Business Combinations), 6 (Goodwill) and 21 (Segments) to the Company's consolidated financial statements. All other items in the Original Filing are unchanged and this Form 8-K does not amend, update or change any other information in the Original Filing.
This Form 8-K does not reflect events occurring subsequent to the Original Filing and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments as described above and set forth in the exhibits attached hereto. For information on developments regarding the Company since the Original Filing, please refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2014 and Current Reports on Form 8-K and any other subsequent filings with the SEC.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2015	Post Holdings, Inc.
(Registrant)

	By:	/s/ Jeff A. Zadoks
Name: Jeff A. Zadoks
Title: SVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
99.1	REVISED PART I, ITEM 1. BUSINESS
99.2	REVISED PART II, ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
99.3	REVISED PART II, ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
101.INS	XBRL INSTANCE DOCUMENT
101.SCH	XBRL TAXONOMY EXTENSION SCHEMA DOCUMENT
101.CAL	XBRL TAXONOMY EXTENSION CALCULATION LINKBASE DOCUMENT
101.DEF	XBRL TAXONOMY EXTENSION DEFINITION LINKBASE DOCUMENT
101.LAB	XBRL TAXONOMY EXTENSION LABEL LINKBASE DOCUMENT
101.PRE	XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE DOCUMENT

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